Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2008	2007	2008	2007

OPERATING REVENUES:
Gas utility	$224.9	$191.9	$858.5	$776.0
Electric utility	127.2	109.9	254.4	218.0
Nonutility revenues	111.8	119.9	253.1	261.7
Total operating revenues	463.9	421.7	1,366.0	1,255.7

OPERATING EXPENSES:
Cost of gas sold	143.8	114.6	605.8	539.1
Cost of fuel and purchased power	48.5	38.4	94.5	79.0
Cost of nonutility revenues	52.1	56.3	147.4	152.7
Other operating	124.7	111.5	240.5	218.0
Depreciation and amortization	47.4	46.7	94.8	92.4
Taxes other than income taxes	14.4	14.5	41.2	39.2
Total operating expenses	430.9	382.0	1,224.2	1,120.4

OPERATING INCOME	33.0	39.7	141.8	135.3

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	(6.5)	0.5	7.5	22.7
Other - net	3.1	1.8	6.1	9.2
Total other income (expense)	(3.4)	2.3	13.6	31.9

INTEREST EXPENSE	23.2	23.4	48.5	48.4

INCOME BEFORE INCOME TAXES	6.4	18.6	106.9	118.8

INCOME TAXES	1.7	2.6	38.2	32.7

NET INCOME	$4.7	$16.0	$68.7	$86.1

AVERAGE COMMON SHARES OUTSTANDING	76.2	75.9	76.1	75.9
DILUTED COMMON SHARES OUTSTANDING	77.1	76.7	76.8	77.0

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.06	$0.21	$0.90	$1.13

DILUTED	$0.06	$0.21	$0.89	$1.12

The accompanying notes are an integral part of these consolidated condensed financial statements.

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2008	2007	2008	2007

OPERATING REVENUES:
Gas utility	$224.9	$191.9	$858.5	$776.0
Electric utility	127.2	109.9	254.4	218.0
Other	0.6	0.5	1.2	0.9
Total operating revenues	352.7	302.3	1,114.1	994.9

OPERATING EXPENSES:
Cost of gas sold	143.8	114.6	605.8	539.1
Cost of fuel and purchased power	48.5	38.4	94.5	79.0
Other operating	74.5	65.6	148.5	132.8
Depreciation and amortization	40.9	39.8	81.6	79.0
Taxes other than income taxes	13.9	14.1	40.1	38.3
Total operating expenses	321.6	272.5	970.5	868.2

OPERATING INCOME	31.1	29.8	143.6	126.7

OTHER INCOME - NET	2.2	2.2	4.2	4.9

INTEREST EXPENSE	19.1	18.6	39.9	38.0

INCOME BEFORE INCOME TAXES	14.2	13.4	107.9	93.6

INCOME TAXES	5.4	5.4	41.1	34.7

NET INCOME	$8.8	$8.0	$66.8	$58.9

The accompanying notes are an integral part of these consolidated condensed financial statements.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	June 30,	December 31,
	2008	2007
ASSETS
Current Assets
Cash & cash equivalents	$12.0	$20.6
Accounts receivable - less reserves of $6.5 &
$3.7, respectively	159.6	189.4
Accrued unbilled revenues	57.1	168.2
Inventories	134.3	160.9
Recoverable fuel & natural gas costs	17.8	-
Prepayments & other current assets	105.4	160.5
Total current assets	486.2	699.6
Utility Plant
Original cost	4,169.9	4,062.9
Less: accumulated depreciation & amortization	1,569.3	1,523.2
Net utility plant	2,600.6	2,539.7
Investments in unconsolidated affiliates	182.6	208.8
Other investments	81.2	77.0
Nonutility property - net	343.7	320.3
Goodwill - net	238.0	238.0
Regulatory assets	168.5	175.3
Other assets	38.5	37.7
TOTAL ASSETS	$4,139.3	$4,296.4
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$141.9	$187.4
Accounts payable to affiliated companies	76.1	83.7
Refundable fuel & natural gas costs	12.7	27.2
Accrued liabilities	182.1	171.8
Short-term borrowings	245.5	557.0
Current maturities of long-term debt	0.3	0.3
Total current liabilities	658.6	1,027.4
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,329.1	1,245.4
Deferred Income Taxes & Other Liabilities
Deferred income taxes	313.3	318.1
Regulatory liabilities	310.7	307.2
Deferred credits & other liabilities	166.0	164.2
Total deferred credits & other liabilities	790.0	789.5
Minority Interest in Subsidiary	0.4	0.4
Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.0 and 76.3 shares, respectively	657.9	532.7
Retained earnings	705.9	688.5
Accumulated other comprehensive income (loss)	(2.6)	12.5
Total common shareholders' equity	1,361.2	1,233.7
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,139.3	$4,296.4

The accompanying notes are an integral part of these consolidated condensed financial statements.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the three months ended
	June 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$68.7	$86.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	94.8	92.4
Deferred income taxes & investment tax credits	18.9	1.9
Equity in earnings of unconsolidated affiliates	(7.5)	(22.7)
Provision for uncollectible accounts	8.9	9.1
Expense portion of pension & postretirement periodic benefit cost	3.9	4.9
Other non-cash charges - net	7.2	5.9
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	132.0	128.3
Inventories	25.7	35.5
Recoverable/refundable fuel & natural gas costs	(32.3)	6.9
Prepayments & other current assets	41.2	26.3
Accounts payable, including to affiliated companies	(48.2)	(103.2)
Accrued liabilities	18.2	(0.4)
Unconsolidated affiliate dividends	9.1	17.7
Changes in noncurrent assets	3.9	(9.5)
Changes in noncurrent liabilities	(13.6)	(11.0)
Net cash flows from operating activities	330.9	268.2
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Issuance of common stock	124.9	-
Long-term debt, net of issuance costs	171.2	0.1
Stock option exercises & other	-	5.2
Requirements for:
Dividends on common stock	(49.4)	(47.8)
Retirement of long-term debt	(103.3)	-
Other financing activities	(0.2)	(0.1)
Net change in short-term borrowings	(311.8)	(135.3)
Net cash flows from financing activities	(168.6)	(177.9)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	-	11.6
Other collections	4.3	37.2
Requirements for:
Capital expenditures, excluding AFUDC equity	(164.4)	(155.2)
Unconsolidated affiliate investments	(0.1)	(7.4)
Other investments	(10.7)	-
Net cash flows from investing activities	(170.9)	(113.8)
Net change in cash & cash equivalents	(8.6)	(23.5)
Cash & cash equivalents at beginning of period	20.6	32.8
Cash & cash equivalents at end of period	$12.0	$9.3

The accompanying notes are an integral part of these consolidated condensed financial statements.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2008	2007	2008	2007

REPORTED EARNINGS:
Utility Group	$8.8	$8.0	$66.8	$58.9

Non-utility Group
Energy Marketing and Services	(6.7)	1.9	2.3	17.6
Coal Mining	(0.2)	0.7	(1.1)	2.3
Energy Infrastructure Services	2.7	4.0	(0.5)	2.0
Other Businesses	0.2	(0.2)	1.6	0.1
Total Non-utility Operations	(4.0)	6.4	2.3	22.0

Corporate and Other	(0.1)	0.2	(0.4)	0.4

Sub-Total Operations	4.7	14.6	68.7	81.3

Synfuels-related	-	1.4	-	4.8

Vectren Consolidated	$4.7	$16.0	$68.7	$86.1

The accompanying notes are an integral part of these consolidated condensed financial statements.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2008	2007	2008	2007

GAS OPERATING REVENUES (Millions):

Residential	$146.2	$124.2	$578.0	$524.0
Commercial	59.6	50.2	234.8	209.8
Industrial	14.8	14.1	37.6	35.4
Miscellaneous Revenue	4.3	3.4	8.1	6.8
	$224.9	$191.9	$858.5	$776.0

GAS MARGIN (Millions):

Residential	$50.3	$49.9	$163.5	$155.0
Commercial	15.1	14.3	52.8	49.5
Industrial	11.1	10.0	27.8	25.7
Miscellaneous	4.6	3.1	8.6	6.7
	$81.1	$77.3	$252.7	$236.9

GAS SOLD & TRANSPORTED (MMDth):

Residential	8.7	9.5	48.9	47.9
Commercial	3.8	4.4	21.4	20.8
Industrial	20.4	18.1	49.1	44.5
	32.9	32.0	119.4	113.2

AVERAGE GAS CUSTOMERS

Residential	899,510	898,664	906,590	905,259
Commercial	83,766	83,709	84,443	84,275
Industrial	1,611	1,610	1,611	1,613
	984,887	983,983	992,644	991,147

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	101%	93%	103%	97%

The accompanying notes are an integral part of these consolidated condensed financial statements.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2008	2007	2008	2007

ELECTRIC OPERATING REVENUES (Millions):

Residential	$38.2	$33.3	$78.9	$67.0
Commercial	32.0	26.5	60.1	49.7
Industrial	40.0	33.8	75.0	65.9
Municipals	0.3	6.6	1.0	11.8
Miscellaneous Revenue	3.1	1.7	7.7	4.7
Total Retail	113.6	101.9	222.7	199.1
Net Wholesale Revenues	13.6	8.0	31.7	18.9
	$127.2	$109.9	$254.4	$218.0

ELECTRIC MARGIN (Millions):

Residential	$28.3	$25.3	$58.3	$49.4
Commercial	21.7	18.3	41.6	34.0
Industrial	20.6	18.3	39.3	34.8
Municipals	0.0	3.5	0.0	5.7
Miscellaneous	3.0	1.7	7.5	4.6
Total Retail	73.6	67.1	146.7	128.5
Net Wholesale Margin	5.1	4.4	13.2	10.5
	$78.7	$71.5	$159.9	$139.0

ELECTRICITY SOLD (GWh):

Residential	314.6	352.0	720.0	742.6
Commercial	332.0	353.4	641.8	660.7
Industrial	639.8	676.7	1,240.5	1,303.7
Municipals	13.0	152.0	44.3	282.0
Miscellaneous Sales	4.4	4.3	9.7	9.4
Total Retail	1,303.8	1,538.4	2,656.3	2,998.4
Wholesale	276.9	187.1	740.3	447.6
	1,580.7	1,725.5	3,396.6	3,446.0

AVERAGE ELECTRIC CUSTOMERS

Residential	122,387	121,980	122,571	122,021
Commercial	18,440	18,479	18,454	18,472
Industrial	101	109	102	109
All Others	34	36	34	36
	140,962	140,604	141,161	140,638

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)	97%	121%	97%	126%
Heating Degree Days (Indiana)	111%	103%	102%	91%

The accompanying notes are an integral part of these consolidated condensed financial statements.